UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2019

TELEPHONE AND DATA SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14157	36-2669023
(State or other jurisdiction of	(Commission	(I.R.S. Employer Identification No.)
incorporation or organization)	File Number)

30 North LaSalle Street, Suite 4000, Chicago, Illinois 60602
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (312) 630-1900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

□		Emerging growth company

□
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers

Pursuant to Item 5.02(e) of Form 8-K, Telephone and Data Systems, Inc. (TDS) is filing this Form 8-K to report the amount of bonuses paid to its named executive officers in 2019 with respect to 2018 performance.

Officers are not entitled to any bonus unless and until paid.

In accordance with Instruction 4 of Item 5.02, the below named executive officers include the persons who were identified as named executive officers in TDS’ most recent proxy statement filing with the SEC on April 11, 2018, which will not be identical to the persons who will be identified as named executive officers in the 2019 proxy statement.

The following amounts of bonuses were paid to the below named executive officers beginning on March 7, 2019 relating to 2018 performance:

	LeRoy T. Carlson, Jr.	Kenneth R. Meyers	Douglas D. Shuma	Scott H. Williamson	David A. Wittwer
Bonus Paid in 2019 for 2018 Performance	$1,481,900	$1,280,400	N/A	$471,100	N/A

The above shows the entire amount of the bonus paid, whether or not some or all of such bonus has been deferred and whether or not some portion of such amount will be reported as non-equity incentive plan compensation in the 2019 proxy statement.

TDS established guidelines and procedures for awarding bonuses to the President and CEO, LeRoy T. Carlson, Jr. These guidelines and procedures were filed by TDS as Exhibit 10.1 to TDS' Form 8-K dated November 18, 2009. United States Cellular Corporation (U.S. Cellular) established guidelines and procedures for awarding bonuses to the President and CEO, Kenneth R. Meyers. These guidelines and procedures were filed by U.S. Cellular as Exhibit 10.2 to U.S. Cellular's Form 8-K dated August 19, 2014.

TDS established the 2018 Officer Bonus Program for awarding bonuses to certain officers, which includes Scott H. Williamson. This bonus program does not cover LeRoy T. Carlson, Jr. or Kenneth R. Meyers. This program was filed with the SEC as Exhibit 10.1 to TDS’ Form 8-K dated March 23, 2018. With respect to Mr. Williamson, the bonus payments reflect TDS’ company performance in 2018 of 130.4%, and individual performance and other factors, as set forth in this program.

Douglas D. Shuma retired from TDS on May 18, 2018 and, accordingly, was not paid a bonus in 2019. David A. Wittwer retired from TDS Telecom at the end of 2017 and, accordingly, was not paid a bonus in 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEPHONE AND DATA SYSTEMS, INC.
(Registrant)

Date:	March 11, 2019	By:	/s/ Douglas W. Chambers
Douglas W. Chambers
Senior Vice President - Finance and Chief Accounting Officer
(principal financial officer and principal accounting officer)